CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Cagle’s, Inc. for the period ended October 1, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Mark M. Ham IV, Chief Financial Officer of Cagle’s, Inc., certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1. The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, and

2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2005

By: /s/ Mark M. Ham IV

Mark M. Ham IV

Chief Financial Officer